PRE-PAID ADVANCE	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
PRE-PAID ADVANCE

NOTE 13 - PRE-PAID ADVANCE:

In February 2023 the Company entered in into a Standby Equity Purchase Agreement (“SEPA”) to raise up to $25,000 in consideration of the issuance of ordinary shares over the course of 36 months with YA II PN, Ltd. (Yorkville”). According to the SEPA, the Company may issue Yorkville the ordinary shares at a purchase price as one of two options (i) equal to 96% of the weighted average price (“VWAP”) of the common stock during the applicable pricing period (ii) equal to 97% of the lowest VWAP of the common stock during a pricing period of 3 consecutive trading days commencing on the relevant period. Yorkville advanced to the Company an aggregate principal amount of $3,500 (the “Pre-Paid Advance”). The Pre-Paid Advance was disbursed in two separate installments evidenced as convertible loans, the first for $1,500 at the closing of the Business Combination, and the second, as subsequently amended, for $2,000 upon the effectiveness of the Initial Yorkville Registration Statement. The purchase price for the Pre-Paid Advance is 92.0% of the Pre-Paid Advance. Such Pre-Paid Advances will be offset upon the issuance of ordinary shares to Yorkville at a price per share equal to the lower of (a) 100% of the daily VWAP of the ordinary shares on The Nasdaq Stock Market as of the trading day immediately prior to the date of the disbursement of the Pre-Paid Advance (the “Fixed Price”) (in the case of the first Pre-Paid Advance, $3.65), or (b) 93.0% of the lowest daily VWAP of the Ordinary Shares on Nasdaq during the seven trading days immediately prior to each purchase (the “Variable Price” and the lower of the Fixed Price and the Variable Price shall be referred to as the “Purchase Price”); however, in no event shall the Purchase Price be less than $1.10 (the “Floor Price”).

On July 27, 2023, the Company amended the promissory note evidencing the remaining Pre-Paid Advance to decrease the Floor Price to $1.10 (as adjusted for reverse stock split which occurred on August 21, 2023), after the Company was required to repay in cash $500 of principal amount as a result of the Company’s share price being below the original Floor Price. The Company made additional changes to the Yorkville agreement which effectively eliminates the floor price. The maturity date will be 12-months after the initial closing of each Pre-Paid Advance.

In February 2024, the Company entered into a Letter Agreement with Yorkville dated February 1, 2024 (the “Letter Agreement”), which amends the SEPA. Pursuant to the Letter Agreement, the Company agreed to make payments to Yorkville, which include proceeds of Advances under the SEPA, to repay the amounts outstanding under the Pre-Paid Advance plus payment premium. The Company agreed to pay a fee to Yorkville equal to $200. The company paid in cash $423 to Yorkville and issued 1,251 Ordinary Shares. The Yorkville SEPA was terminated on April 19, 2024. Additionally, the Company agreed to issue a 5-year warrant to purchase 117 Ordinary Shares at an exercise price of $4.7025 per share to Yorkville. These warrants meet the fixed-for-fixed criterion of IAS 32, resulting in being classified as equity. On June 21, 2024, Yorkville exercised the warrants into 117 ordinary shares at an exercise price of $4.7025 per warrant.

SMX (SECURITY MATTERS) PUBLIC LIMITED COMPANY NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (US$ in thousands, except share and per share data)